SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 10, 2004

CELLSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1730 Briercroft Court, Carrollton, Texas 75006

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(972) 466-5000

ITEM 5. OTHER EVENTS

On March 10, 2004, CellStar Corporation issued a press release announcing that it has filed a proxy statement with the Securities and Exchange Commission relating to a proposed initial public offering of its operations in the PRC, Hong Kong and Taiwan. The press release is attached as an Exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Number	Description of Exhibit

99.1	Press Release dated March 10, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CELLSTAR CORPORATION

Date: March 10, 2004	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Senior Vice President and General Counsel

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EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press Release dated March 10, 2004